Exhibit 99.1

Penson Worldwide, Inc. 1700 Pacific Avenue, Suite 1400 Dallas, Texas 75201 www.penson.com
PRESS RELEASE
Penson Worldwide, Inc. Expands Service Agreement with Broadridge Financial Solutions, Inc.
DALLAS, TX, October 13, 2011 — Penson Worldwide, Inc. (NASDAQ: PNSN) announced today that it has entered into an expanded master services agreement (MSA) with Broadridge Financial Solutions, Inc. (NYSE: BR).
In connection with the signing of the amendment agreement to the MSA, the expansion of various services subject to the MSA, and to defray costs incurred by Penson and its affiliates in connection with the conversions to the Broadridge platform, Broadridge made a payment to Penson of $7 million.
Separately, Penson and Broadridge amended and restated the terms of the Seller Note, dated as of June 25, 2010, to provide for payment of interest by Penson at maturity rather than quarterly.
“Our MSA with Broadridge strengthens the relationship between the two companies, provides immediate benefits to Penson, the opportunity for additional long-term cost savings and continues our progress with the strategic initiatives we announced in August, which are intended to reduce costs and debt, increase profitability and capital, and better position the company for growth,” said Philip A. Pendergraft, Chief Executive Officer of Penson.
The amendment to the MSA, among other things, expands the scope of business processing services that Penson will outsource to Broadridge and permits the MSA Schedule applicable to Penson’s United Kingdom subsidiary to be terminated without penalty. Further detail on the amendments is provided in the current report on Form 8-K that is being filed by Penson with the Securities and Exchange Commission in connection with this press release and the amendments.
On September 1, 2011, Penson announced completion of another of its key initiatives: the combination of its U.S. broker-dealer and U.S. futures businesses into a single entity to facilitate more efficient use of capital and infrastructure. Penson’s Canadian subsidiary successfully completed the conversion of Penson’s Canadian correspondents to the Broadridge technology platform earlier this year.
About Penson Worldwide: www.penson.com
The Penson Worldwide group of companies provides execution, clearing, custody, settlement and technology infrastructure products and services to financial services firms and others servicing the global financial services industry. The Penson Worldwide group of companies includes Penson Financial Services, Inc., Penson Financial Services Canada Inc., Penson Financial Services Ltd., Nexa Technologies, Inc., Penson Asia Limited, and Penson Financial Services Australia Pty Ltd, among other companies. Headquartered in Dallas, Texas, Penson has served the clearing needs of the global financial services industry since 1995. Penson Worldwide — Building the Best Clearing and Execution Services Firm in the World.

Penson Financial Services, Inc. is a member of FINRA, New York Stock Exchange, NYSE Arca Exchange, NYSE Amex Equities, NYSE Amex Options, BATS Exchange, Direct Edge Exchanges (EDGA and EDGX), Chicago Board Options Exchange (CBOE), Chicago Stock Exchange, International Securities Exchange (ISE), NASDAQ OMX BX, NASDAQ OMX PHLX, NASDAQ Stock Market, NASDAQ LIFFE, LLC, National Stock Exchange, Options Clearing Corp. (OCC), Fixed Income Clearing Corp. (FICC), MSRB, National Securities Clearing Corp. (NSCC), DTC, ICMA, Euroclear, and SIPC. Penson Financial Services, Inc. is also a registered Futures Commission Merchant and clearing member at the Chicago Mercantile Exchange, Chicago Board of Trade, New York Mercantile Exchange, Comex, Kansas City Board of Trade, Minneapolis Grain Exchange, NYSE Liffe US, NYSE Euronext LIFFE, ONEChicago, ICE Futures Europe and ICE Futures USA.
Penson Financial Services Canada Inc. is a participating organization with the Toronto Stock Exchange, the Montreal Exchange, the CNSX Exchange and the TSX Venture Exchange, is regulated by the Investment Industry Regulatory Organization of Canada, is a member of the CIPF, CDCC and CDS and subscribes to various Canadian Alternative Trading Systems.
Penson Financial Services Ltd. is a member of the London Stock Exchange, Chi-X Europe, BATS Europe, NYSE Arca, NYSE Euronext, and SmartPool, and is authorized and regulated by the Financial Services Authority.
Penson Financial Services Australia Pty Ltd holds an Australian Financial Services License and is a Participant of ASX Limited, Australian Clearing House Pty Limited, and ASX Settlement and Transfer Corporation Pty Limited.
Forward-Looking Statements: Statements contained in this news release that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. Actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Penson undertakes no obligation to publicly update or revise any forward-looking statement.
Contacts: Gary Fishman (gary.fishman@anreder.com), Steven Anreder (steven.anreder@anreder.com), or Michael Shallo (michael.shallo@anreder.com), of Anreder & Company, at +1-212-532-3232

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